                                                                    EXHIBIT 7(f)

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons identified in item 2(a) of the Schedule 13D referred to below on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, no par value, of Watson General Corporation and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 30th day of May, 1997.


                           SAGAPONACK PARTNERS, L.L.P.

                                   BY:  RSP Capital, L.L.C.
                                        its General Partner


                                   BY: /s/ BARRY S. ROSENSTEIN
                                       ----------------------------------
                                        Barry S. Rosenstein
                                        Managing Member, RSP Capital, L.L.C.




                           RSP CAPITAL, L.L.C.


                                   BY: /s/ BARRY S. ROSENSTEIN
                                       ----------------------------------
                                        Barry S. Rosenstein
                                        Managing Member


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                           SAGAPONACK INTERNATIONAL HOLDINGS, L.L.C.


                                   BY: /s/ BARRY S. ROSENSTEIN
                                       --------------------------------

                                        NAME:  Barry S. Rosenstein
                                              -----------------------------
                                        TITLE: Authorized Officer
                                               ------------------------------



                           SAGAPONACK INTERNATIONAL PARTNERS, L.P.

                                   BY:  RSP Capital, L.L.C.
                                        its General Partner


                                   BY: /s/ BARRY S. ROSENSTEIN
                                       ------------------------------
                                        Barry S. Rosenstein
                                        Managing Member, RSP Capital, L.L.C.



                           /s/ BARRY S. ROSENSTEIN
                           ------------------------------------
                           BARRY S. ROSENSTEIN (INDIVIDUALLY)




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